SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                December 15, 1998


                    AMERICA FIRST APARTMENT INVESTORS, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware      	                   					              0-20737
--------------------                                ------------------------
(State of Formation)						                          (Commission File Number)

                                  47-0797793
                     ------------------------------------
                     (IRS Employer Identification Number)



   Suite 400, 1004 Farnam Street,
          Omaha, Nebraska                                             68102
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(Address of principal executive offices)	                           (Zip Code)


	                               (402) 444-1630
             ----------------------------------------------------
	            (Registrants' telephone number, including area code)


 	                               Not applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

































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Item 4.  Change in Registrant's Certifying Accountant.

     (a)

             (i) On December 15, 1998, PricewaterhouseCoopers LLP, the Registrant's independent accountants (the "Former Accountants"), resigned from their engagement as principal accountants for the Registrant. The Former Accountants resigned due to a question about their independence. The Registrant has engaged KPMG Peat Marwick, L.L.P. ("KPMG") as its new principal independent accountants effective December 15, 1998.

             (ii) The reports of the Former Accountants on the Registrant's financial statements for the past two (2) fiscal years contained no adverse opinion or disclaimer of adverse opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principals.

             (iii) The decision to engage KPMG as the principal independent accountant for the Registrant was approved by the general partner of the Registrant.

             (iv) In connection with its audits for the two (2) most recent fiscal years and through December 15, 1998, there have been no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountants would have caused them to make reference thereto in their report on the financial statements for such years.

             (v) During the two (2) most recent fiscal years and through December 15, 1998, there were no "reportable events" as defined by Item 304 (a)(1)(v) of Regulation S-K.

             (vi) The Registrant has requested that the Former Accountants furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed by amendment.

     (b)

             Neither the Registrant nor anyone on its behalf has consulted KPMG during the Registrant's two (2) most recent fiscal years, or any subsequent interim period prior to its engagement of KPMG.

     Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

16.01 Letter, dated December [15], 1998, from Registrant's former principal independent accountant.*


* To be filed by amendment.






















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	                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

					                             AMERICA FIRST APARTMENT INVESTORS, L.P.

					                             By	America First Capital Associates Limited
                                  Partnership Four, General Partner of the
                                  Registrant


					                             By	America First Companies L.L.C, its General
						                            Partner of America First Capital Associates
                                  Limited Partnership Four


					                             By /s/ Michael Thesing
                                     -----------------------------------------
                                  Michael Thesing, Vice President and Principal
    				                          Financial Officer

     Dated:  December 15, 1998




















































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